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                                                                 Exhibit 10.27

                             POST-CLOSING AGREEMENT

         This Post-Closing Agreement is made and entered into, this 23rd day of July, 1999, by and among WORLDWIDE WEB NETWORX CORPORATION ("WWWX"), INTRAC ACQUISITION CORPORATION ("IAC"), THE INTRAC GROUP ("Intrac"), THOMAS SETTINERI (`Settineri") and GARY LEVI ("Levi", and WWWX, IAC, Intrac, Settineri and Levi are sometimes hereafter referred to collectively as the "Parties").

         WHEREAS, the Parties entered into that certain Agreement and Plan of Merger, dated as of July 9, 1999 (the "Merger Agreement", and all capitalized terms used herein and not otherwise defined herein shall have the same meaning given to such terms in the Merger Agreement"); and

         WHEREAS, the Closing took place this date; and

         WHEREAS, the parties desire to enter into this Agreement, in connection with the Closing, concerning the Merger Consideration and certain other agreements by and among the parties.

         NOW, THEREFORE, the parties hereto agree as follows, intending to be legally bound hereby:

         1. Within seven (7) days from the date of this Agreement:

            a The Amended and Restated ATM Shareholders Agreement will be prepared and signed by the Parties and Warren Rothstein; and

            b. WWWX will cause 240 shares of the common stock of ATM to be issued and delivered to Settineri and Levi, pursuant to Section 3.2(c) of the Merger Agreement, as follows:

               Settineri        180 shares
               Levi              60 shares

         2. Within three (3) days from the date of this Agreement, Settineri and Levi will be elected as directors of both ATM and IAC and to the following offices of both ATM and IAC:
                                                                   INITIALS [MN]
            Settineri       President & Chief Executive Officer             [TS]
            Levi            Secretary, Treasurer & Chief Operating Officer  [GL]


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         3. This will confirm that WWWX has, this date:

            a. wired the total sum of $1,500,000 to Settineri and Levi in accordance with their respective wiring instructions, pursuant to
         Section 3.2(a) of the Merger Agreement, as follows:

                Settineri        $1,125,000
                Levi             $   375,000

            b. wired the sum of $1,000,000 to the account of IAC at PNC Bank (Account No. 801 321 0791 pursuant to Section 3.3 of the Merger Agreement; and

            c, issued a letter of instructions to its transfer agent directing the issuance and delivery of shares of its common stock to Settineri and Levi, pursuant to Section 3.2 (b) of the Merger Agreement, as follows:

               Settineri        750,000 shares
               Levi             250,000 shares

     IN WITNESS WHEREOF, the parties have caused this Post-Closing Agreement to be executed as of the date first above written.

                                        //s// THOMAS SETTINERI
                                 ----------------------------------------
                                 Thomas Settineri


                                        //s// GARY LEVI//
                                 ---------------------------------------
                                 Gary Levi

                                 INTRAC ACQUISITION CORPORATION

                                 By:    //s// MICHAEL E. NORTON
                                     ------------------------------------
                                     Name: Michael E. Norton
                                     Title: Authorized Representative

                                 WWWX WORLDWIDE WEB NETORX
                                 CORPORATION

                                 By:    //s// MICHAEL E. NORTON
                                     -----------------------------------
                                     Name: Michael E. Norton
                                     Title: Vice President - Finance and Chief
                                     Financial Officer